    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 16, 1998


                                                      REGISTRATION NO. 333-50599
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--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                       POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-1
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                              ORBCOMM CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                                  4812                                 54-1890273
   (STATE OR OTHER JURISDICTION OF               (PRIMARY INDUSTRIAL                       (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)                 CLASSIFICATION)                       IDENTIFICATION NO.)

                            ------------------------

                         2455 HORSE PEN ROAD, SUITE 100
                            HERNDON, VIRGINIA 20171
                                 (703) 406-6000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                            ------------------------

                           MARY ELLEN SERAVALLI, ESQ.
                                   SECRETARY
                         2455 HORSE PEN ROAD, SUITE 100
                            HERNDON, VIRGINIA 20171
                                 (703) 406-6000
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                            ------------------------

                                   Copies to:

                           John D. Watson, Jr., Esq.
                             Michael A. Bell, Esq.
                                Latham & Watkins
                   1001 Pennsylvania Avenue, N.W., Suite 1300
                              Washington, DC 20004
                                 (202) 637-2200


                            ------------------------



     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]


     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                            ------------------------


     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(C) OF THE SECURITIES ACT OF 1933, MAY DETERMINE.


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


                                EXPLANATORY NOTE



     This Post-Effective Amendment No. 1 relates to an aggregate of 6,900,000 shares of the Company's Common Stock registered on a registration statement on Form S-1 filed with the Securities and Exchange Commission on April 21, 1998, as amended (File No. 333-50599). Due to unfavorable market conditions, the 6,900,000 shares of Common Stock are hereby deregistered.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF HERNDON, COMMONWEALTH OF VIRGINIA, ON OCTOBER 16, 1998.


                                          ORBCOMM CORPORATION

                                          By:                  *
                                            ------------------------------------
                                                      Scott L. Webster
                                          President and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                      SIGNATURE                                          TITLE                       DATE
                      ---------                                          -----                       ----

                          *                                   President, Chief Executive        October 16, 1998
-----------------------------------------------------            Officer and Director
                 (Scott L. Webster)                          (Principal Executive Officer)

                          *                                     Chief Financial Officer         October 16, 1998
-----------------------------------------------------                and Treasurer
                 (W. Bartlett Snell)                       (Principal Financial Officer and
                                                             Principal Accounting Officer)

                          *                                            Director                 October 16, 1998
-----------------------------------------------------
                    (Marc Leroux)

                          *                                            Director                 October 16, 1998
-----------------------------------------------------
                 (William J. Meder)

                          *                                            Director                 October 16, 1998
-----------------------------------------------------
                 (Jeffrey V. Pirone)

                                                                       Director                 October 16, 1998
-----------------------------------------------------
                   (Claude Seguin)

                          *                                            Director                 October 16, 1998
-----------------------------------------------------
                 (David W. Thompson)

            *By: /s/ MARY ELLEN SERAVALLI                                                       October 16, 1998
  ------------------------------------------------
               (Mary Ellen Seravalli)
                  Attorney-in-Fact
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